SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Highland Global Allocation Fund

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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HIGHLAND GLOBAL ALLOCATION FUND

300 Crescent Court

Suite 700

Dallas, Texas 75201

(800) 357-9167

May 7, 2026

Dear Shareholder:

Enclosed you will find the proxy materials for the 2026 Annual Meeting of Shareholders of Highland Global Allocation Fund (the “Fund”) to be held at 300 Crescent Court, Suite 700, Dallas, Texas 75201, on Tuesday, June 16, 2026, at 8:45 a.m. Central Time (the “Annual Meeting”). Details regarding the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement.

In addition to voting on the Proposal described in the Notice of Annual Meeting of Shareholders and Proxy Statement, you will have an opportunity to hear a report on the Fund and to discuss other matters of interest to you as a shareholder.

It is very important that your shares be represented at the Annual Meeting. Whether or not you plan to attend, please complete, date, sign and mail the enclosed proxy card, which provides options for voting, to assure that your shares are represented at the Annual Meeting.

Sincerely,

/s/ Frank Waterhouse
Frank Waterhouse Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer and Treasurer

HIGHLAND GLOBAL ALLOCATION FUND

300 Crescent Court

Suite 700

Dallas, Texas 75201

(800) 357-9167

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 16, 2026

The Annual Meeting of Shareholders of Highland Global Allocation Fund, a Massachusetts business trust (the “Fund”), will be held at 300 Crescent Court, Suite 700, Dallas, Texas 75201, on Tuesday, June 16, 2026, at 8:45 a.m. Central Time (the “Annual Meeting”), for the following purposes:

1.

To elect Dr. Bob Froehlich as a Class II Trustee of the Fund, to serve for a three-year term expiring at the 2029 Annual Meeting or until his successor is duly elected and qualifies (the “Proposal”); and

2.	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponements thereof.

The Board of Trustees recommends a vote FOR the Proposal. The close of business on April 30, 2026 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponements thereof. Please call Sodali Fund Solutions at (888) 762-3106 for directions on how to attend the Annual Meeting.

Important Notice Regarding Availability of Proxy Materials for the Shareholder Meeting to be held on June 16, 2026: Copies of these proxy materials, including the Fund’s annual shareholder report, the Notice for the Annual Meeting, the Proxy Statement and the form of proxy, are available to you on the Internet at https://proxyvotinginfo.com/p/gaf2026.

Copies of the proxy materials are available upon request, without charge, by calling Sodali Fund Solutions at (888) 762-3106 or by sending an e-mail to sfs-meetinginfo@sodali.com, subject line: Highland Global Allocation Fund 100158 Fulfillment.

Shareholders are encouraged to read all of the proxy materials before voting as the proxy materials contain important information necessary to make an informed decision.

The Board of Trustees is requesting your vote. Your vote is important regardless of the number of shares that you own. Please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope, which needs no postage if mailed in the United States. If you desire to vote in person at the Annual Meeting you may revoke your proxy at any time before it is exercised.

By Order of the Board of Trustees,

/s/ Stephanie Vitiello
Stephanie Vitiello Secretary

May 7, 2026

Dallas, Texas

HIGHLAND GLOBAL ALLOCATION FUND

300 Crescent Court

Suite 700

Dallas, Texas 75201

(800) 357-9167

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

JUNE 16, 2026

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of Highland Global Allocation Fund, a Massachusetts business trust (the “Fund” or “GAF”), for use at the Fund’s Annual Meeting of Shareholders to be held at 300 Crescent Court, Suite 700, Dallas, Texas 75201, on Tuesday, June 16, 2026, at 8:45 a.m. Central Time, and at any and all adjournments or postponements thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders dated May 7, 2026. The Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

NexPoint Asset Management, L.P., a Delaware limited partnership (“NexPoint” or the “Adviser”), serves as the investment adviser to the Fund. The Fund’s principal executive office and the principal executive office of NexPoint are located at 300 Crescent Court, Suite 700, Dallas, Texas 75201.

This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders and form of proxy are being provided to shareholders on or about May 7, 2026. The Board of Trustees (the “Board”) has fixed the close of business on April 30, 2026 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of, and to vote at, the Annual Meeting. As of the Record Date, 23,590,445 shares of the Fund’s common shares (“Common Shares”), par value $0.001 per share, were issued and outstanding, and the Fund had not issued any preferred shares. Shareholders of the Fund are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held.

If the form of proxy is properly executed and returned in time to be voted at the Annual Meeting, the shares covered thereby will be voted at the Annual Meeting in accordance with the instructions marked thereon. All properly executed proxies received by the Board that do not specify how shares should be voted will be voted (i) “FOR” the election as a Trustee of the nominee listed in the Proposal, and (ii) in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Annual Meeting or any adjournment or postponements thereof.

The Board does not know of any matters to be considered at the Annual Meeting other than the election of the Trustee referred to in this Proxy Statement. A shareholder may revoke his or her proxy any time before it is exercised by (i) voting in person at the Annual Meeting, (ii) giving written notice of such revocation to the Secretary of the Fund or (iii) returning a later-dated proxy before the Annual Meeting.

The presence in person or by proxy of the holders of 33 1/3% of the shares of the Fund entitled to vote at the Annual Meeting shall constitute a quorum (“Quorum”) for the Fund’s Annual Meeting. If a Quorum is not present at the Annual Meeting, or if a Quorum is present but sufficient votes to approve the Proposal are not received, the Chairperson of the Annual Meeting may propose one or more adjournments or postponements of the Annual Meeting to permit further solicitation of proxies. No shareholder vote is required for adjournment. In addition, no notice of adjournment of the Annual Meeting to another time or place need be given to shareholders if such time and place are announced at the Annual Meeting at which the adjournment is taken or notice is given to persons present at the Annual Meeting. A shareholder vote may be taken on any proposal if a quorum is present prior to such adjournment. Such vote will be considered final regardless of whether the Annual Meeting is adjourned to permit additional solicitation with respect to any other proposal.

Shares represented by properly executed proxies with respect to which (i) a vote is withheld, (ii) the shareholder abstains, or (iii) a broker does not vote (i.e., “broker non-votes”) will be treated as shares that are present and entitled to vote for purposes of determining a Quorum. Assuming the presence of a Quorum, abstentions and “broker non-votes” will have no effect on the outcome of the vote on the Proposal.

In addition to soliciting proxies by mail, the Fund’s officers and employees of the Adviser may solicit proxies by internet or by telephone. Copies of the Notice for the Annual Meeting, the Proxy Statement and the form of proxy are available at (https://proxyvotinginfo.com/p/gaf2026).

The Fund has engaged Sodali Fund Solutions, at Sodali Fund Solutions, 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902 for inquiries, to provide shareholder meeting services, including the distribution of this Proxy Statement and related materials to shareholders as well as assisting the Fund in soliciting proxies for the Annual Meeting at an approximate cost of $16,900. The costs of proxy solicitation and expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Fund.

HOW TO VOTE

You can vote in advance in one of three ways:

via the internet	The web address and instructions for voting VIA THE INTERNET can be found on the enclosed proxy card or voting instruction form. You will be required to provide your control number located on the proxy card.

by phone	The toll-free number for voting BY TELEPHONE voting can be found on the enclosed proxy card or voting instruction form. You will be required to provide your control number located on the proxy card.

by mail	Sign, date and return your proxy card if you are a shareholder of record or voting instruction form if you are a beneficial owner to authorize a proxy BY MAIL.

If the Annual Meeting is postponed or adjourned, these times will be extended to 11:59 p.m., Eastern Time, on the day before the reconvened meeting.

PROPOSAL

ELECTION OF TRUSTEE

The Fund’s Board is currently composed of four Trustees, all of whom are not “interested persons” of the Fund (as defined in the 1940 Act) (the “Independent Trustees”). The Independent Trustees of the Board are Ethan Powell, Dr. Bob Froehlich, John Honis and Dorri McWhorter.

At the Annual Meeting, the holders of the Fund’s Common Shares are being asked to re-elect Dr. Bob Froehlich as a Class II Trustee of the Fund, to serve for a three-year term until the 2029 annual meeting of shareholders or until his successor is duly elected and qualifies. Dr. Bob Froehlich is currently serving as a Class II Trustee of the Fund and has agreed to continue to serve as a Class II Trustee, if re-elected. If Dr. Froehlich is not available for re-election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee(s) as the Fund’s Governance and Compliance Committee may select.

The Fund’s Board is divided into three classes with the term of office of one class expiring each year. Ethan Powell and Dorri McWhorter are currently serving as Class I Trustees. Mr. John Honis is currently serving as a Class III Trustee. Dr. Bob Froehlich is currently serving as a Class II Trustee. The Fund’s Trustees are not required to attend the Fund’s annual shareholder meetings.

Vote Required for Election of Trustee

The election of Dr. Bob Froehlich requires the affirmative vote of the holders of a plurality of the Common Shares of the Fund, represented in person or by proxy at the Annual Meeting and entitled to vote for the election of a Trustee. Abstentions and “broker non-votes” (i.e., shares held in “street name” by brokers or nominees that indicate on their proxies that they do not have discretionary authority to vote such shares as to the election of a Trustee) are counted as present at the Annual Meeting for purposes of determining a Quorum, but, assuming the presence of a Quorum, will have no effect on the outcome of the vote on the Proposal.

THE BOARD, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RE-ELECTION OF THE NOMINEE AS A TRUSTEE.

Qualifications and Additional Information about the Nominee for Trustee and the Continuing Trustees

The following provides an overview of the considerations that led the Board to conclude that the nominee for Trustee or the individuals serving as continuing Trustees of the Fund should be nominated or so serve, as well as the nominee’s and each Trustee’s name and certain biographical information as reported by them to the Fund. Among the factors the Board considered when concluding that an individual should be a nominee for Trustee or serve on the Board were the following: the individual’s experience, skills, expertise, education, knowledge, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, the candidate’s ability to qualify as an Independent Trustee and the existence of any other relationships that might give rise to a conflict of interest and other relevant factors that the Fund’s Governance and Compliance Committee considers appropriate in the context of the needs of the Board (e.g., whether a candidate is an “audit committee financial expert” under the federal securities laws). Additional information regarding the qualification requirements applicable to Trustees is outlined in the Fund’s Bylaws.

In respect of the Trustee nominee and each continuing Trustee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that each of the individuals should be a nominee for Trustee or serve as a Trustee of the Fund. The Trustee nominee’s and each continuing Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the table below.

The “Fund Complex,” as referred to herein consists of: the Fund, each series of NexPoint Funds I (“NFI”), Highland Opportunities and Income Fund (“HFRO”), NexPoint Real Estate Strategies Fund (“NRESF”), and NexPoint Capital, Inc. (the “BDC”), a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.

Name, Date of Birth, Position(s) with the Fund and Length of Time Served, Term of Office[1] and Number of Portfolios in the Fund Complex Overseen by the Trustee	Principal Occupations(s) During the Past Five Years and Other Directorships/Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Dr. Bob Froehlich (4/28/1953) Trustee since December 2013; 3-year term (expiring at 2026 annual meeting). 7 funds

Retired. Chairman and Owner, Kane County Cougars Baseball Club (from January 2013 to March 2025); Executive Vice President and Chief Investment Strategist, The Hartford Mutual Funds (2009-2012); Vice Chairman, Deutsche Asset Management (2002-2009); Vice Chairman, Kemper Funds (1997-2001) and Scudder Funds (after Merger with Kemper Funds, 2001-2002); and Chief Investment Strategist, Ven Kempen Merritt/Van Kempen American Capital (1989-1997).

Director of National Amateur Fall Baseball Federation (since December 2023); Director of the Illinois Sports Hall of Fame (since November 2025); Director of American Sports Enterprise, Inc. (from January 2013 to March 2025); Director of KC Concessions, Inc. (from January 2013 to March 2025); Director of American Association of Professional Baseball, Inc. (from February 2021 to March 2025); Board Member of Kane County Cougars Foundation, Inc. (from October 2014 to March 2025) and Executive Director (from July 2023 to March 2025); Director and Special Advisor to Vault Data, LLC (from February 2018 to December 2023); Director of Galen Robotics, Inc. (from August 2016 to September 2023); Director of The Midwest League of Professional Baseball Clubs, Inc. (from January 2013 to December 2021); Chairman and Director of FC Global Realty, Inc. (from May 2017 to June 2018); Chairman and Director of First Capital Investment Corp. (from March 2017 to March 2018); Director, AXAR Acquisition Corp. (fka AR Capital Acquisition Corp.) (2014-2017); Trustee of Realty Capital Income Funds Trust (from January 2013 to September 2016); Director, Davidson Investment Advisors (from July 2009 to July 2016); Director, American Realty Capital Daily Net Asset Value Trust, Inc. (from November 2012 to July 2016); Director of American Realty Capital Healthcare Trust II (January 2013 to June 2016); and Trustee of ARC Realty Finance Trust, Inc. (from January 2013 to May 2016).

Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

Name, Date of Birth, Position(s) with the Fund and Length of Time Served, Term of Office[1] and Number of Portfolios in the Fund Complex Overseen by the Trustee	Principal Occupations(s) During the Past Five Years and Other Directorships/Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Ethan Powell (6/20/1975) Trustee since December 2013; Chairman of the Board since December 2013; 3-year term (expiring at 2028 annual meeting). 7 funds

Principal and CIO of Brookmont Capital Management, LLC (since May 2020); CEO, Chairman and Founder of Impact Shares LLC (from 2015 to 2025); Trustee/Director of the Fund Complex (from June 2012 until July 2013 and since December 2013); and Trustee of Strategic Trust (since June 2021).

Trustee of Tidal Trust III (formerly Impact Shares Trust I) (since May 2016).

Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Fund Complex; significant administrative and managerial experience.

Dorri McWhorter[2] (6/30/1973) Trustee since May 2022; 3-year term (expiring at 2028 annual meeting). 7 funds

President & CEO of the Executives’ Club of Chicago (since June 2025); President & CEO, YMCA of Metropolitan Chicago (2021-2025); Chief Executive Officer, YWCA Metropolitan Chicago (2013-2021).

Board Director of William Blair Funds (since 2019); Board Director of Skyway Concession Company, LLC (since 2018); Board Director of Illinois CPA Society (2017-2022); Board Director of Lifeway Foods, Inc. (since 2020); Board Director of Green Thumb Industries, Inc. (February 2022 to October 2022); Member of Financial Accounting Standards Advisory Council (since 2021); Board Director of LanzaTech Global, Inc. (since 2023).

Significant managerial and executive experience, including experience as president and chief executive officer; significant background and experience in financial accounting; significant experience on other boards of directors, including for other registered investment companies.

John Honis[3] (6/16/1958) Trustee since July 2013; 3-year term (expiring at 2027 annual meeting). 7 funds	President of Rand Advisors, LLC (August 2013 – August 2022); President of Valience Group, LLC (since July 2021) and Consultant of Rand Advisors, LLC (since August 2022).	Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on other boards of directors.

[1]

On an annual basis, as a matter of Board policy, the Governance and Compliance Committee reviews each Trustee’s performance and the performance of the Board and its committees overall. The Board adopted a retirement policy wherein the Governance and Compliance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance and Compliance Committee reports its findings to the Board.

[2]

In light of the passing of Bryan A. Ward, a Class I Trustee of the Fund, the Board of Trustees determined to reallocate the Trustees across the three classes of Trustees. Accordingly, effective January 16, 2026, the

Board accepted the resignation of Dorri McWhorter and subsequently appointed Ms. McWhorter to serve as a Class I Trustee of the Fund. Following her reappointment, Ms. McWhorter has resumed all of her previous committee assignments, including serving as chair of the Audit Committee.

[3]

From January 28, 2020 to December 5, 2025, Mr. Honis was treated as an Interested Trustee in light of certain relationships between Mr. Honis and historically affiliated entities of the Adviser, including Highland Capital Management, L.P. (“HCMLP”), arising out of HCMLP’s Chapter 11 proceedings.

Information about the Fund’s Executive Officers

Set forth below are the names and certain information regarding the Fund’s executive officers. Such officers serve at the pleasure of the Trustees or until their successors are duly elected and qualify. The Trustees may fill any vacancy in office or add any additional officers at any time.

Name, Date of Birth, Position(s) held with the Fund and Length of Time Served, Term of Office[1]	Principal Occupations(s) During the Past Five Years
Dustin Norris (1/6/1984) Executive Vice President since April 2019; Indefinite Term.	Head of Distribution (since November 2017) and Chief Product Strategist (since September 2015) at NexPoint; President of NexPoint Securities, Inc. (since April 2018); Officer of the Fund Complex since (November 2012).

Frank Waterhouse (4/14/1971) Treasurer since May 2015; Principal Accounting Officer since October 2017; Principal Executive Officer and Principal Financial Officer since April 2021; Indefinite Term.	Chief Financial Officer of Skyview (since February 2021); Chief Financial Officer of NexPoint (since March 2021); Treasurer of the Fund Complex (since May 2015).

Will Mabry (7/2/1986) Assistant Treasurer since April 2021; Indefinite Term.	Chief Accounting Officer of NexPoint and Skyview. Previously, Director, Fund Analysis of Skyview and NexPoint (from February 2021 to March 2025).

Stephanie Vitiello (6/21/1983) Secretary since April 2021; Chief Compliance Officer and Anti-Money Laundering Officer since November 2021; Indefinite Term.	Chief Compliance Officer and Counsel of NexPoint. Previously Chief Compliance Officer and Counsel of Skyview (from February 2021 to May 2025).

[1]	The address for each officer is c/o NexPoint Asset Management, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201.

Beneficial Ownership of Shares

Set forth in the table below is the dollar range of shares of the Fund and the aggregate dollar range of shares beneficially owned by each Trustee of the Fund.

Name of Trustee	Dollar Range of Shares of the Fund[1]	Aggregate Dollar Range of Equity Securities[1] Owned in All Registered Investment Companies Overseen by Trustee in the Fund Complex
Independent Trustees
Ethan Powell	$50,001-$100,000	Over $100,000
Dr. Bob Froehlich	$50,001-$100,000	Over $100,000
Dorri McWhorter	None	$10,001-$50,000
John Honis[2]	None	$10,001-$50,000

[1]	Based on market value as of February 28, 2026.
[2]	Effective December 5, 2025, Mr. Honis is treated as an Independent Trustee of the Fund.

As of February 28, 2026, the Trustees and officers of the Fund as a group owned less than 0.01% of the Fund’s outstanding Common Shares.

As of February 28, 2026, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities issued by the Adviser, the principal underwriter, or any person controlling, controlled by, or under common control with the Adviser or principal underwriter.

Role of the Board of Trustees, Leadership Structure and Risk Oversight

The Role of the Board

The Board oversees the management and operations of the Fund. Like most registered investment companies, the day-to-day management and operation of the Fund is performed by various service providers to the Fund, such as the Adviser, and the distributor, administrator, custodian, and transfer agent. The Board has appointed senior employees of certain of these service providers as officers of the Fund, with responsibility to monitor and report to the Board on the Fund’s operations. The Board receives regular reports from these officers and service providers regarding the Fund’s operations. For example, the Treasurer provides reports as to financial reporting matters and investment personnel report on the performance of the Fund. The Board has appointed a Chief Compliance Officer who administers the Fund’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal Board meetings, which are typically held quarterly, and involve the Board’s review of, among other items, recent Fund operations. The Board also periodically holds virtual or telephonic meetings as part of its review of the Fund’s activities. From time to time one or more members of the Board may also meet with management in less formal settings, between scheduled Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Fund and its oversight role does not make the Board a guarantor of the Fund’s investments, operations or activities.

Board Structure and Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board consists of four Trustees, all of whom are not “interested persons,” as defined in the 1940 Act and are “independent” as defined in Rule 303A.02 of the New York Stock Exchange Listed Company Manual. Mr. Powell serves as Chairman of the Board. The Trustees meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with service providers for the Fund and review the Fund’s performance. During the fiscal year ended September 30, 2025, the Board convened five times. Each Trustee attended at least 75% of the aggregate of the total number of meetings of the Board and Committees on which he or she served during the periods that he or she served. The Fund does not require Trustees to attend the Annual Meeting.

The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Fund’s current operations. The Board believes that its leadership structure, including the current percentage of the Board who are Independent Trustees is appropriate given its specific characteristics. These characteristics include: (i) the extent to which the work of the Board is conducted through the standing committees, and that the Audit and Qualified Legal Compliance Committee (the “Audit Committee”) and the Governance and Compliance Committee meetings are each chaired by an Independent Trustee; (ii) the extent to which the Independent Trustees meet as needed, together with their independent legal counsel, in the absence of members of management and any member of the Board who is considered an “interested person” of the Fund; and (iii) Mr. Powell’s and Mr. Honis’ previous positions with the Adviser and historical affiliates of the Adviser, which enhances the Board’s understanding of the operations of the Adviser.

Board Oversight of Risk Management. The Board’s role is one of oversight, rather than active management. This oversight extends to the Fund’s risk management processes. These processes are embedded in the responsibilities of officers of, and service providers to, the Fund. For example, the Adviser and other service providers to the Fund are primarily responsible for the management of the Fund’s investment risks. The Board has not established a formal risk oversight committee; however, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight. For example, the Trustees seek to understand the key risks facing the Fund, including those involving conflicts of interest; how management identifies and monitors these risks on an ongoing basis; how management develops and implements controls to mitigate these risks; and how management tests the effectiveness of those controls.

In the course of providing that oversight, the Board receives a wide range of reports on the Fund’s activities from the Adviser and other service providers, including reports regarding the Fund’s investment portfolio, the compliance of the Fund with applicable laws, and the Fund’s financial accounting and reporting. The Board also meets periodically with the Fund’s Chief Compliance Officer to receive reports regarding the compliance of the Fund with the federal securities laws and the Fund’s internal compliance policies and procedures and at least annually to review the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s risk-based analysis for the Fund. The Board’s Audit Committee also meets regularly with the Treasurer and the Fund’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Fund’s financial reporting function. The Board also meets periodically with the portfolio managers of the Fund to receive reports regarding the management of the Fund, including its investment risks.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, that reports received by the Trustees with respect to risk management matters are typically summaries of the relevant information, and that the processes, procedures and controls employed to address risks may be limited in their effectiveness. As a result of the foregoing and other factors, risk management oversight by the Board and by the Committees is subject to substantial limitations.

Committees of the Board

The Board conducts much of its work through certain standing Committees. The Board has three Committees, the Audit Committee, the Governance and Compliance Committee, and the Administration and Operations Committee, each of which are discussed in greater detail below. The Board has adopted charters for each of these committees.

The Audit and Qualified Legal Compliance Committee. The members of the Audit Committee are Dr. Froehlich, Messrs. Honis and Powell and Ms. McWhorter, each of whom is independent for purposes of the 1940 Act. The Audit Committee is responsible for (i) approving the Fund’s independent accountants, (ii) reviewing with the Fund’s independent accountants the plans and results of the audit engagement and the adequacy of the Fund’s internal accounting controls and (iii) approving professional services provided by the Fund’s independent accountants. The Audit Committee is charged with compliance with Rules 205.2(k) and 205.3(c) of Title 17 of the Code of Federal Regulations regarding alternative reporting procedures for attorneys representing the Fund who appear and practice before the SEC on behalf of the Fund. The Audit Committee also oversees, in assistance of Board valuation responsibilities, valuations determined by the Adviser, who pursuant to Rule 2a-5 under the 1940 Act, has been designated by the Board as the Fund’s valuation designee to perform the fair valuation determination for securities and other assets held by the Fund in accordance with valuation policies and procedures established by the Adviser and approved by the Board. In addition, each member of the Audit Committee meets the current independence and experience requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

The Audit Committee met four times during the fiscal year ended September 30, 2025. Effective September 12, 2025, Ms. McWhorter acts as the Chairperson of the Audit Committee and was determined by the Board to be an audit committee financial expert.

The Governance and Compliance Committee. The Fund’s Governance and Compliance Committee’s function is to oversee and make recommendations to the full Board or the Independent Trustees, as applicable, with respect to the governance of the Fund, selection and nomination of Trustees, compensation of Trustees, and related matters, as well as to oversee and assist Board oversight of the Fund’s compliance with legal and regulatory requirements and to seek to address any potential conflicts of interest between the Fund and NexPoint in connection with any potential or existing litigation or other legal proceeding related to securities held by the Fund and the Adviser or another client of the Adviser. The Governance and Compliance Committee is also responsible for evaluating each Trustee and determining whether to recommend each Trustee’s continued service in that capacity. The Governance and Compliance Committee will consider recommendations for Trustee nominees from shareholders sent to the Secretary of the Fund, 300 Crescent Court, Suite 700, Dallas, Texas 75201. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the recommended nominee’s ability to meet the responsibilities of a Trustee of the Fund. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Governance and Compliance Committee. The Governance and Compliance Committee is currently comprised of Dr. Froehlich, Messrs. Honis and Powell and Ms. McWhorter, each of whom is independent for purposes of the 1940 Act. Dr. Froehlich serves as the Chairperson of the Governance and Compliance Committee. The Governance and Compliance Committee met five times during the fiscal year ended September 30, 2025.

The Administration and Operations Committee. The members of the Administration and Operations Committee are Dr. Froehlich, Messrs. Honis and Powell and Ms. McWhorter. The Administration and Operations Committee is responsible for reviewing the administrative operations of the Fund, reviewing arrangements with financial intermediaries who provide service to the Fund, including Fund payments to financial intermediaries, and for overseeing any funds that, in the Board’s determination, employ alternative investment strategies. Mr. Honis serves as Chairperson of the Administration and Operations Committee. The Administration and Operations Committee met four times during the fiscal year ended September 30, 2025.

Remuneration of Trustees and Executive Officers

The executive officers of the Fund receive no direct remuneration from the Fund. Each Trustee who oversees all of the funds in the Fund Complex receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Fund Complex based upon relative net assets. The Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at meetings. The Trustees do not receive any separate compensation in connection with service on Committees or for attending Board or Committee Meetings; however, the Chairman of the Board receives an additional annual payment of $20,000 and the Chairperson of each Committee receives an additional annual payment of $10,000 payable in quarterly installments and allocated among each portfolio in the Fund Complex based on relative net assets. The Trustees do not have any pension or retirement plan.

The following table summarizes the compensation paid by the Fund to its Trustees and the aggregate compensation paid by the Fund Complex to the Trustees for services rendered in the fiscal year ended September 30, 2025.

Name of Trustee	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of the Fund’s Expense	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from the Fund Complex
Independent Trustees
Bryan A. Ward[1]	$19,269	$0	$0	$147,726
Dr. Bob Froehlich	$20,871	$0	$0	$160,000
Ethan Powell	$22,175	$0	$0	$170,000
Dorri McWhorter	$20,871	$0	$0	$160,000

John Honis[2]	$20,871	$0	$0	$160,000

[1]	Effective September 3, 2025, Mr. Ward is no longer a Trustee of the Fund.
[2]	Effective December 5, 2025, Mr. Honis is treated as an Independent Trustee of the Fund.

Share Ownership and Certain Beneficial Owners

To the knowledge of management of the Fund and the Board, the following shareholder(s) or “groups,” as the term is used in Section 13(d) of the 1934 Act, beneficially owned, or were owners of record of, more than 5% of the Fund’s outstanding shares as of April 30, 2026:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership*	Percentage of Class
Common Shares	Charles Schwab 211 Main St San Francisco, CA	3,864,205	16.38%

Common Shares	Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	3,169,963	13.44%

Common Shares	Morgan Stanley Smith Barney LLC P.O. Box 703 New York, NY 10014	2,328,149	9.87%

Common Shares	National Financial Services LLC For exclusive benefit of our customers 499 Washington Boulevard Attn. Mutual Funds Dept. 4th Floor Jersey City, NJ 07310	2,114,699	8.96%

Common Shares	Northern Trust Securities, Inc. 50 South LaSalle St Chicago, IL, 60603	1,093,954	4.64%

Common Shares	LPL Financial, LLC 1055 LPL Way Fort Mill, SC 29715	1,048,227	4.44%

*	Each owner owned shares as a nominee.

As of February 28, 2026, the trustees, nominees and officers of the Fund beneficially owned the following number of the Fund’s outstanding shares.

As of February 28, 2026, the Trustees, nominees and officers of the Fund as a group owned less than 0.01% of the Fund’s outstanding Common Shares.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership
Independent Trustees
Common Shares	Ethan Powell	6,750 Common Shares
Common Shares	Dr. Bob Froehlich	9,239 Common Shares
Common Shares	Dorri McWhorter	None
Common Shares	John Honis	None
Officers
Common Shares	Dustin Norris	8,256 Common Shares
Common Shares	Frank Waterhouse	None
Common Shares	Will Mabry	19,469 Common Shares
Common Shares	Stephanie Vitiello	None

Certain Relationships and Related Party Transactions

Members of senior management also serve as officers of other investment managers affiliated with the Adviser that do and may in the future manage investment funds, accounts or other investment vehicles with investment objectives similar to those of the Fund. In addition, the Fund’s executive officers and trustees and the partners of the Adviser serve or may serve as officers, directors or principals of entities that operate in the same, or related, lines of business as the Fund does or of investment funds, accounts or other investment vehicles managed by the Fund’s affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to the Fund’s investment objective.

As a result, the Fund may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by the Adviser or its affiliates. However, in order to fulfill its fiduciary duties to each of its clients, the Adviser intends to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with the Adviser’s allocation policy, investment objective and strategies so that the Fund is not disadvantaged in relation to any other client. Where the Fund is able to co-invest consistent with the requirements of the 1940 Act, if sufficient securities or loan amounts are available to satisfy the Fund’s and each such account’s proposed demand, the opportunity will be allocated in accordance with the Adviser’s pre-transaction determination. If there is an insufficient amount of an investment opportunity to satisfy the Fund’s demand and that of other accounts sponsored or managed by the Adviser or its affiliates, the allocation policy provides that allocations among the Fund and such other accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient securities or loan amounts were available. Where the Fund is unable to co-invest consistent with the requirements of the 1940 Act, the Adviser’s allocation policy further provides for investments to be allocated on a random or rotational basis to assure that all clients have fair and equitable access to such investment opportunities.

The Board, in consultation with the Fund’s Chief Executive Officer, Chief Compliance Officer and legal counsel, may review potential related party transactions and, during these reviews, it may also consider any conflicts of interest brought to its attention pursuant to the Fund’s Code of Conduct or the Fund’s or the Adviser’s Rule 17j-1 Code of Ethics.

The Fund has entered into an investment advisory agreement with the Adviser pursuant to which the Adviser has agreed to provide investment advisory services to the Fund. In exchange for these services, the Fund will pay the Adviser a fee for investment management services. The Fund’s contractual advisory fee for the year ended September 30, 2025 was 0.40%.

The Fund has entered into an administration agreement with SEI Investments Global Funds Services (“SEI”), located at 1 Freedom Valley Drive, Oaks, Pennsylvania 19456, and pays SEI a fee for administration services. The Adviser generally assists in all aspects of the Fund’s administration and operations and furnishes offices, necessary facilities, equipment and personnel.

The Adviser has entered into a Services Agreement with Highgate Consulting Group, Inc., doing business as Skyview Group (“Skyview”), pursuant to which the Adviser receives administrative and operational support services to enable it to provide the required advisory services to the Fund.

Certain Skyview personnel became dual-employees of NexPoint Services, LLC (“NexPoint Services”) a wholly-owned subsidiary of the Adviser. The same services are being performed by the dual-employees. As of July 2025, the Adviser started transitioning certain Skyview and all NexPoint Services personnel back to the Adviser. The Adviser, and not the Fund, will compensate all Adviser, Skyview, and dual-employee personnel who provide services to the Fund.

In the future, the Fund may engage the Adviser or certain of its affiliates to provide services other than those discussed above. Any arrangements would be subject to approval by the Board prior to the Adviser or its affiliates being engaged to provide services to the Fund.

Delinquent Section 16(a) Reports

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require that the Fund’s Trustees and officers, the Adviser, certain persons affiliated with the Adviser, and persons who own beneficially, directly or indirectly, more than 10% of the Fund’s outstanding interests (collectively, “Section 16 reporting persons”), file initial reports of beneficial ownership and reports of changes in beneficial ownership of Fund interests with the SEC and the New York Stock Exchange. Section 16 reporting persons are required by SEC regulations to furnish to the Fund copies of all Section 16(a) forms they file with respect to shares of the Fund. The Fund believes that during the past fiscal year, the Officers, Trustees and greater than 10% beneficial holders of the Fund complied with all applicable filing requirements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd. (“Cohen”), an independent registered public accounting firm located at 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115, currently serves as the independent registered public accounting firm for the Fund. Representatives of Cohen will not be present at the Annual Meeting, but Cohen has been given the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence. After reviewing the Fund’s audited financial statements for the fiscal year ended September 30, 2025, the Fund’s Audit Committee recommended to the Fund’s Board that such statements be included in the Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2025. A copy of the Audit Committee’s report appears below.

Independent Registered Public Accounting Firm Fees and Services

The following chart reflects fees paid to Cohen in the Fund’s last two fiscal years. One hundred percent (100%) of all services provided by Cohen to the Fund in each year were pre-approved and no fees were subject to pre-approval by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X. The audit services are approved by the Audit Committee pursuant to an audit engagement letter, and, in accordance with the Fund’s pre-approval policies and procedures, the Audit Committee of the Fund must pre-approve all non-audit services provided by Cohen, and all non-audit services provided by Cohen to the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund that are related to the operations and financial reporting of the Fund. In some circumstances, when certain services were not recognized at the time of the engagement to be non-audit services, the pre-approval requirement may be waived if the aggregate amount of the fees for such non-audit services constitutes less than five percent of the total amount of revenues paid to Cohen by the Fund during the fiscal year in which the non-audit services are provided. Cohen provided non-audit services to the Adviser during the Fund’s last two fiscal years, but these services did not relate directly to the operations and financial reporting of the Fund, and therefore were not subject to pre-approval pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. Cohen did not provide any non-audit services to any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund. The Audit Committee has considered whether the provision of non-audit services that were rendered to the Adviser was compatible with maintaining Cohen’s independence.

	Fiscal Year Ended September 30, 2024	Fiscal Year Ended September 30, 2025
Audit Fees paid by Fund	$162,000	$180,000
Audit-Related Fees paid by Fund [1]	$0	$0
Tax Fees paid by Fund [2]	$14,000	$18,000
All Other Fees paid by Fund	$0	$0
Aggregate Non-Audit Fees paid by Fund and Adviser	$0	$0

[1]	The nature of the services related to agreed-upon procedures, performed on the Fund’s semi-annual financial statements.
[2]	The nature of the services related to assistance on the Fund’s tax returns and excise tax calculations.

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of the Fund’s year-end consolidated financial statements and reviews of the interim consolidated financial statements included in quarterly reports and services that are normally provided by the auditor in connection with statutory and regulatory filings. These services also include the required audits of the Fund’s internal controls over financial reporting.

Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s consolidated financial statements and are not reported under “Audit Fees.” These services include attestation services that are not required by statute or regulation, consultations concerning financial accounting and reporting standards, and fees related to requests for documentation and information from regulatory and other government agencies.

Tax Fees. Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

All Other Fees. All other fees include fees for products and services other than the services reported above.

Report of the Audit Committee

The Audit Committee oversees the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements. Management is responsible for the preparation, presentation and integrity of the Fund’s financial statements, the Fund’s accounting and financial and reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Audit Committee reviewed the audited financial statements in the Annual Report dated September 30, 2025 with management and discussed the quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee has considered and discussed the above-described September 30, 2025 audited financial statements with management and with Cohen. The Audit Committee has also discussed with Cohen the matters required to be discussed by the statement on Auditing Standards No. 1301, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T, The Auditor’s Communication With Those Charged With Governance. The Audit Committee reviewed with Cohen, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. Finally, the Audit Committee reviewed the written disclosures and the letters from Cohen required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, as currently in effect, has considered whether the provision of other non-audit services by Cohen to the Fund are compatible with maintaining Cohen’s independence, and has discussed with Cohen its independence of the Fund.

The Audit Committee discussed with Cohen the overall scope and plans for the audit. The Audit Committee met with Cohen to discuss the results of their audit, their evaluations of the Fund’s internal controls and the overall quality of the Fund’s financial reporting.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to in this proxy statement and in the Audit Committee’s Charter, the Fund’s Audit Committee recommended to the Fund’s Board (and the Fund’s Board has approved) that the Fund’s audited financial statements be included in the Annual Report to Shareholders for the fiscal year ended September 30, 2025 and filed with the SEC.

Shareholders are reminded, however, that the members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and Cohen. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions, referred to above, do not assure that the audit of the Fund’s financial statements has been carried out in accordance with the standards of the PCAOB, that the financial statements are presented in conformity with accounting principles generally accepted in the United States of America or that the Fund’s independent registered public accounting firm is, in fact, “independent.”

Dorri McWhorter, Audit Committee Chair

Dr. Bob Froehlich, Audit Committee Member

Ethan Powell, Audit Committee Member

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

The Trustees do not intend to present any other business at the Annual Meeting nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

ADDITIONAL INFORMATION

Shareholder Proposals

Any proposals of shareholders intended to be presented at the Fund’s 2027 Annual Meeting of Shareholders that would not be included in the Fund’s proxy statement must be received at the Fund’s principal executive office no earlier than December 8, 2026 and no later than January 7, 2027 and must comply with all legal requirements, including the applicable requirements set forth in the Fund’s Bylaws. Any proposals of shareholders intended for inclusion in the Fund’s proxy statement and proxy card relating to the 2027 Annual Meeting of Shareholders must be received at the Fund’s principal executive office no later than January 7, 2027 and must comply with the requirements of Rule 14a-8 under the 1934 Act and all other legal requirements, including any requirements as to form and substance established by the SEC. Any proposals submitted after such date will not be included in the Fund’s proxy statement and proxy card relating to the 2027 Annual Meeting of Shareholders. However, the timely submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Proxies solicited by the Fund will confer discretionary voting authority with respect to these proposals if the proposals are not received by the Fund, in good order and complying with all applicable legal requirements, by January 7, 2027, and may confer discretionary voting authority with respect to proposals received before such date, in each case subject to SEC rules governing the exercise of this authority.

Delivery Requirements

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement or Notice of Internet Availability of Proxy Materials (“Notice”) addressed to those shareholders or by sending separate Notices for each household account in a single envelope. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. The Fund and some brokers household proxy materials or Notices, delivering a single proxy statement or Notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once a shareholder has received notice from a broker or the Fund that they will be householding materials to the shareholder’s address, householding will continue until the shareholder is notified otherwise or until the shareholder revokes consent.

We will deliver promptly, upon request, a separate copy of any of these documents to shareholders at a shared address to which a single copy of such document(s) was delivered. Shareholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request by writing to the Fund c/o NexPoint Asset Management, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201 or calling the Fund at (800) 357-9167.

Communications with Trustees

Shareholders of the Fund who wish to communicate with Trustees (or to the Independent Trustees as a group) should send communications to the attention of the Secretary of the Fund, c/o NexPoint Asset Management, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201, and all communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to all Trustees.

COPIES OF THE FUND’S ANNUAL REPORT DATED SEPTEMBER 30, 2025 AND THE FUND’S SEMI-ANNUAL REPORT DATED MARCH 31, 2025 TO SHAREHOLDERS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING THE FUND AT 6201 15TH AVENUE, BROOKLYN, NEW YORK 11219, OR BY CALLING TOLL-FREE (800) 357 9167.

It is important that proxies be returned promptly. You are urged to complete and sign the enclosed proxy card and return it promptly in the enclosed stamped, self-addressed envelope.

Dallas, Texas

May 7, 2026

HGLB-PS-2026

VOTE ONLINE 1. Read the proxy statement. 2. Go to: PO Box 211230, Eagan, MN 55121-9984 www.proxyvotenow.com/gaf 3. Follow the simple instructions. VOTE BY PHONE 1. Read the proxy statement and havethe proxy card at hand. 2. Call toll-free 855-457-4813 3. Follow the simple instructions. VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the proxy card. 3. Sign, date and return the proxy card in the envelope provided Please detach at perforation before mailing. HIGHLAND GLOBAL ALLOCATION FUND PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 16, 2026 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF HIGHLAND GLOBAL ALLOCATION FUND, a Massachusetts business trust (the “Fund”). The undersigned shareholder of the Fund hereby appoints Stephanie Vitiello and Will Mabry, collectively or individually, as his or her attorney-in-fact and proxy, with the full power of substitution of each, to vote and act with respect to all shares of the Fund standing in the name of the undersigned at the close of business on April 30, 2026 (the “Record Date”), at the Annual Meeting of Shareholders to be held at 300 Crescent Court, Suite 700, Dallas, Texas 75201, on Tuesday, June 16, 2026, at 8:45 a.m. Central Time, and at any adjournment or postponements thereof (the “Annual Meeting”), with all powers the undersigned would possess if then and there personally present (but without limiting the general authorization and power hereby given) to vote and act upon the following matters (as more fully described in the accompanying Proxy Statement), in respect of all shares of the Fund. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and of the accompanying Proxy Statement, the terms of each which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting. The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this ballot. IF THIS PROXY IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE PROPOSALS, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF. CONTROL NUMBER AUTHORIZED SIGNATURE(S) This section must be completed for your vote to be counted. Signature(s) and Title(s), if applicable Sign in the box above Date Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on June 16, 2026. The Proxy Statement for this Meeting is available at https://proxyvotinginfo.com/p/gaf2026 YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR VOTE TODAY! YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified. If no specification is made, this proxy shall be voted “FOR” the proposal. The Board of Trustees has voted in favor of the proposal and recommends that you vote “FOR” the proposal. TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: 1. To elect one Class II Trustee of the Fund, to serve for a three-year term expiring at FOR WITHHOLD FOR ALL the 2029 Annual Meeting or until his successor is duly elected and qualifies (the ALL ALL EXCEPT* “Proposal”). (01) Dr. Bob Froehlich ? ? ? *Instruction: To withhold authority to vote for any individual nominee(s), mark the FOR ALL EXCEPT box and write the nominee(s) number(s) on the line below. 2. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponements thereof. PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE BY INTERNET OR PHONE. IF YOU VOTE BY INTERNET OR PHONE, YOU DO NOT NEED TO RETURN THIS CARD. GAF-100425